Exhibit 10.39

                                    AMENDMENT
                                    ---------


                  AMENDMENT (the "Amendment"), dated as of February 1, 1998, among NORTH ATLANTIC TRADING COMPANY, INC. (the "Borrower"), the institutions party to the Credit Agreement referred to below (the "Lenders") and NATIONAL WESTMINSTER BANK PLC, as Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.


                              W I T N E S S E T H :
                              -------------------

                  WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of June 25, 1997 (as currently in effect, the "Credit Agreement");

                  WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

                  NOW, THEREFORE, it is agreed:

                  1. Section 4.02(A)(1) of the Credit Agreement is amended by
(I) inserting immediately prior to the reference to "80%" therein the phrase "an amount equal to (x)" and (II) inserting immediately after the reference to "December 31, 1997)" therein the phrase "less the aggregate principal amount of Term Loans voluntarily prepaid during such fiscal year to Section 4.01".

                  2. Section 7.01(b) of the Credit Agreement is amended by inserting after the reference to "45 days" therein the phrase "(or 90 days in the case of the fourth quarter of a fiscal year)".

                  3. The definition of Consolidated Net Income in Section 10 of the Credit Agreement is amended by inserting after the reference to "LIFO reserves" therein the phrase ", defined benefit pension plans, post-retirement benefit plans under FAS 106 and stock option plans under either APB 25 or SFAS 123".

                  4. The definition of Excess Cash Flow in Section 10 of the Credit Agreement is amended by deleting the reference to "or prepayments" in clause (ii)(z) of such definition.

                  5. In order to induce the Lenders to enter into this Amendment, the Borrower (x) represents and warrants that no Default or Event of Default exists on the Amendment Date referred to below after giving effect to this Amendment, and (y) makes each of the representations, warranties and agreements contained in the Credit Agreement on the Amendment Date after giving effect to this Amendment (it being understood that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects as of such date).

                  6. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  8. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York.

                  9. This Amendment shall become effective on the date (the "Amendment Date") on which each of the Borrower and the Required Lenders shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at its Notice Office.

                  10. At all times on and after the Amendment Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement after giving effect to this Amendment.

                                      * * *

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                     NORTH ATLANTIC TRADING COMPANY, INC.


                                     By: /s/ David Brunson
                                         ---------------------------------------
                                       Name: David Brunson
                                       Title: Executive Vice President &
                                              Chief Financial Officer


                                     NATIONAL WESTMINSTER BANK PLC,
                                     Individually and as Administrative Agent


                                     By: /s/ Andrew S. Weinberg
                                         ---------------------------------------
                                       Name: Andrew S. Weinberg
                                       Title:  Senior Vice President


                                     BANK ONE KENTUCKY, NA


                                     By: /s/ K.J. Brenner
                                         ---------------------------------------
                                       Name: K.J. Brenner
                                       Title: Senior Vice President


                                     GOLDMAN SACHS CREDIT PARTNERS, L.P.


                                     By: /s/ Stephen J. McGuinness
                                         ---------------------------------------
                                       Name:  Stephen J. McGuinness
                                       Title: Authorized Signatory


                                     LEHMAN COMMERCIAL PAPER INC.


                                     By: /s/ Michele Swenson
                                         ---------------------------------------
                                       Name: Michele Swenson
                                       Title: Authorized Signatory

                                     HARCH CAPITAL MANAGEMENT


                                     By:
                                         ---------------------------------------
                                       Name:
                                       Title:


                                     INDOSUEZ CAPITAL FUNDING II, LTD.
                                     By INDOSUEZ CAPITAL, as Portfolio Advisor

                                     By: /s/ Francoise  Berthelot
                                         ---------------------------------------
                                       Name: Francoise  Berthelot
                                       Title: Vice President


                                     TCW LEVERAGED INCOME TRUST, L.P.
                                     By: TCW Advisers (Bermuda), Ltd.,
                                     as General Partner


                                     By: /s/ Mark L. Gold
                                         ---------------------------------------
                                       Name: Mark L. Gold
                                       Title: Managing Director


                                     By: TCW Investment Management Company,
                                     as Investment Advisor

                                     By: /s/ Justin L. Driscoll
                                         ---------------------------------------
                                       Name: Justin L. Driscoll
                                       Title: Senior Vice President


                                     CRESCENT/MACH I PARTNERS, L.P.


                                     By: /s/ Justin L. Driscoll
                                         ---------------------------------------
                                       Name: Justin L. Driscoll
                                       Title: Senior Vice President


                                     PAMCO CAYMAN LTD.
                                     By Protective Asset Management Company
                                     as Collateral Manager

                                     By: /s/ James Dondero, CFA, CPA
                                         ---------------------------------------
                                      Name:  James Dondero, CFA, CPA
                                      Title: President
                                             Protective Asset Management Company

                                     COMMERCIAL LOAN FUNDING TRUST I
                                     By: Lehman Commercial Paper Inc., not in
                                     its individual capacity but soley as
                                     Administrative Agent

                                     By: /s/ Michele Swenson
                                         ---------------------------------------
                                       Name: Michele Swenson
                                       Title: Authorized Signatory


                                     SANWA BUSINESS CREDIT CORP.


                                     By: /s/ Peter L. Skavia
                                         ---------------------------------------
                                       Name: Peter L. Skavia
                                       Title: Vice President


                                     TEXAS COMMERCE BANK/ALLIANCE
                                         CAPITAL MANAGEMENT


                                     By:
                                         ---------------------------------------
                                       Name:
                                       Title:

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